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                                                                    EXHIBIT 10.6

To:   MDCP Acquisitions plc as Parent
      MDCP Acquisitions I (for itself and as agent for and on behalf of each of the other Obligors)
      Deutsche Bank AG London as Bridge Agent
      Deutsche Bank AG London as Security Agent
      Madison Dearborn Partners (Netherlands) B.V. as Junior Creditor JPMorgan Chase Bank and Lehman Commercial Paper Inc as Spanish Bond Creditors
      MDCP III Global Investments LP, MDCP IV Global Investments LP, MDSE III Global Investments LP and DBCP Europe GP (Jersey) Limited as Investors

                                                            27th September, 2002

Dear Sirs,

PRIORITY AGREEMENT RELATING TO THE SENIOR FACILITY AGREEMENT FOR
EURO 2,525,000,000 CREDIT FACILITY FOR MDCP ACQUISITIONS I ARRANGED BY DEUTSCHE BANK AG LONDON AND MERRILL LYNCH INTERNATIONAL WITH DEUTSCHE BANK AG LONDON AS FACILITY AGENT AND SECURITY AGENT DATED 12TH SEPTEMBER, 2002 (THE "PRIORITY DEED")

Terms defined or used in the Priority Deed have the same meaning when used in this letter.

We confirm the agreement between us that the Priority Deed shall, from the date of this letter, for valuable consideration, be amended as follows:

(a) In the definition of Newco 1 Debt, at the end of paragraph (c), insert "and the PIK Securities";

(b) In Subclause 7.2(ii)(bb) (Intercompany Debt Payments), the words "in cash" shall be deleted.

Save as expressly amended in this letter the Priority Deed and the other Senior Finance Documents remain in full force and effect.

This letter is a Senior Finance Document.

This letter has been executed and delivered as a deed on the date hereof. This letter is governed by English law.

Please execute and return the attached copy of this letter to confirm your agreement to the above. This letter may be executed in any number of counterparts, each of which shall be an original and all of which when taken together shall constitute one agreement. Delivery of an executed signature page by facsimile transmission shall be as effective as delivery of a manually executed counterpart.

Yours faithfully

THE SENIOR AGENT

EXECUTED as a deed                                      )
by DEUTSCHE BANK AG LONDON                              )  /s/ Ron Lane Smith
acting by its authorised signatories                    )
                                                        )
                                                        )
acting under the authority                              )  /s/
of that company                                         )

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Accepted and agreed:

THE PARENT

The Common Seal                                         )
of MDCP ACQUISITIONS PLC                                )
was affixed hereunto                                    )
in the presence of                                      )  /s/ M. O'Riordan

Director                                                )  /s/ J. McGowan-Smith
Director/Secretary                                      )  For and on behalf of
                                                           Bradwell Limited
                                                           Secretary

THE COMPANY

The Common Seal                                         )
of MDCP ACQUISITIONS I                                  )
was affixed hereunto                                    )
in the presence of                                      )  /s/ M. O'Riordan

Director                                                )  /s/ J. McGowan-Smith
Director/Secretary                                      )  For and on behalf of
                                                           Bradwell Limited
                                                           Secretary


THE BRIDGE AGENT

EXECUTED as a deed                                      )
by DEUTSCHE BANK AG LONDON                              )
acting by its authorised signatories                    )  /s/ Ron Lane-Smith
                                                        )
                                                        )
acting under the authority                              )  /s/
of that company

THE SECURITY AGENT

EXECUTED as a deed                                      )
by DEUTSCHE BANK AG LONDON                              )
acting by its authorised signatories                    )  /s/ Ron Lane-Smith
                                                        )
                                                        )  /s/
acting under the authority                              )
of that company

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THE JUNIOR CREDITOR

EXECUTED as a deed by                                   )
MADISON DEARBORN PARTNERS                               )
(NETHERLANDS) B.V.                                      )
acting by:                                              )  /s/ D.P. Stolp
                                                        )
                                                        )
acting under the authority of that                      )
company, in the presence of                             )  /s/ L.F. Van der Sman
                                                        )
                                                        )
Witness's Signature:     /s/ EDSEL THIELMAN             )
                         ------------------------------ )
Name:                        Edsel Thielman             )
                         ------------------------------ )
                                                        )
Address:                 Fred Roeskestraat              )
                         123 Amsterdam                  )
                         ------------------------------ )


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SPANISH BOND CREDITORS

EXECUTED as a deed                                            )
by JPMORGAN CHASE BANK                                        )
acting by its authorised signatories                          )  /s/ Roger Kean
                                                              )
                                                              )
acting under the authority                                    )
of that company                                               )


EXECUTED as a deed                                            )
by LEHMAN COMMERCIAL PAPER, INC.                              )
acting by its authorised signatories                          ) /s/
                                                              )
                                                              )
acting under the authority                                    )
of that company                                               )

THE INVESTORS

EXECUTED as a deed under seal by                              )              LS
MDCP III GLOBAL INVESTMENTS LP                                )
and signed and delivered as a deed on its behalf by MDP III   )
Global GP, LP its general partner                             )
and MDP Global Investors Limited, its general partner         )
in the presence of                                            )
                                                              )  /s/ Samuel M.
Witness's Signature:     /s/ C. McGOWAN                       )      Mencoff
                       -------------------------------------- )
                            Chris McGowan                     )
Name:                  -------------------------------------- )
                           70 W. Madison Ave.                 )
Address:                   Chicago, IL 60602                  )
                       -------------------------------------- )


EXECUTED as a deed under seal by                              )              LS
MDCP IV GLOBAL INVESTMENTS LP                                 )
and signed and delivered as a deed on its behalf by MDP IV    )
Global GP, LP its general partner and                         )
MDP Global Investors Limited its general partner              )
in the presence of                                            ) /s/ Samuel M.
                                                              )     Mencoff
Witness's Signature:     /s/ C. McGOWAN                       )
                       -------------------------------------- )
                            Chris McGowan                     )
Name:                  -------------------------------------- )
                           70 W. Madison Ave.                 )
Address:                   Chicago, IL 60602                  )
                       -------------------------------------- )

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EXECUTED as a deed under seal by                              )              LS
MDSE III GLOBAL INVESTMENTS LP                                )
and signed and delivered as a deed on its behalf by MDP III   )
Global GP, LP its general partner                             )
and MDP Global Investors Limited its general partner          )
in the presence of                                            )
                                                              ) /s/ Samuel M.
Witness's Signature:     /s/ C. McGOWAN                       )      Mencoff
                       -------------------------------------- )
                            Chris McGowan                     )
Name:                  -------------------------------------- )
                           70 W. Madison Ave.                 )
Address:                   Chicago, IL 60602                  )
                       -------------------------------------- )

EXECUTED as a deed by                                         )
DBCP EUROPE GP (JERSEY) LIMITED                               )
acting by:                                                    )
                                                              )
                                                              )
acting under the authority of that                            )
company, in the presence of                                   ) /s/ Diarmuid
                                                              )     Cummins
                                                              )
                                                              )
Witness's Signature:   /s/ DIERDRE TAIT                       )
                       -------------------------------------  )
Name:                      Dierdre Tait                       )
                       -------------------------------------  )
Address:                   10 Camborne Road                   )
                           Southfields SN18 4BJ               )
                       -------------------------------------  )